UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (877) 446-3863

                    Date of fiscal year end: October 31, 2008

                    Date of reporting period: April 30, 2008

ITEM 1.    REPORTS TO STOCKHOLDERS.


================================================================================


                                  FMC STRATEGIC
                                   VALUE FUND

                               SEMI-ANNUAL REPORT
                                 April 30, 2008

Advised By:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the "Fund") for the period indicated:

                                            SIX MONTHS ENDED APRIL 30, 2008
                                            -------------------------------
FMC Strategic Value Fund                                (5.49%)
Russell 2000 Value Index                               (11.55%)

When we look at the drubbing many of our holdings experienced over the past six months, we feel fortunate that the Fund declined by only 5.5% during the period. This decline in value compares favorably with the more than 11% decline for our benchmark, the Russell 2000 Value Index, as well as with the S&P 500 Index which fell by 9.6% during the same period.

The fundamental trends have remained consistent with those we commented on in our October 2007 Annual Report letter to shareholders. Commodity prices have continued on an upward trend which has further propelled our energy, fertilizer and chemical holdings. The flip side is that higher commodity prices have put considerable pressure on basic industries, from food to manufacturing to the consumer sectors of the economy. Economic pressures are no longer concentrated just in housing and finance; they are across the board.

During the past six months we eliminated two of our holdings, which were/are being acquired in cash transactions: Commerce Group, as reported in our October letter, is being acquired by a large Spanish insurance company, and ASV, a construction equipment company, was purchased by Terex. Both holdings were sold at an attractive profit. Subsequent to the end of this reporting period, EDS announced an agreement to be purchased by Hewlett Packard. Although the cash offer represents a generous premium to recent trading levels for EDS, it represents only a modest profit to our cost basis. We note with interest that all three companies are being acquired by strategic buyers as compared to a year ago when private equity funds dominated the acquisition scene.

With the overall market (including the Fund) having declined in value over both the past six and twelve month periods, we believe that more stocks have become attractive for purchase. In simplistic terms, with prices having declined by 30% to 50% or more, many stocks are now "on sale." In recent months we have added new holdings including Aftermarket Technology Corp., BJ Services, Capital One, Mack Cali and Old Republic. On balance, these purchases enhanced our performance in the recent six month period. In addition, we have added to a number of existing holdings where prices declined sharply, but where we remain enthusiastic about the long term fundamental outlook; these include Cenveo, Commercial Vehicle Group, Jarden, Polycom, Prestige Brands, and United Stationers. On the other side, we have reduced our energy holdings, trimming our position in Range Resources and eliminating our holdings in Transocean. The net effect of these transactions is that we have reduced our cash holdings to 17% from over 25%.

Consistent with recent practice, we are highlighting two of our newer positions, Aftermarket Technology Corp. (ATAC) and BJ Services. ATAC is a small cap company which provides outsourced, engineered solutions and supply chain logistics services to the vehicle aftermarket and consumer electronics industries. The company has two reporting segments: Drivetrain, which remanufactures automotive transmissions, engines and other drivetrain components for leading OEMs including Ford, GM, Daimler Chrysler, and Honda; and Logistics, which provides forward and reverse logistics including component repair services for customers such as ATT- Mobility, Magellan, Sony Ericson, TomTom and TiVo. The latter is a strong 10% plus, revenue growth business with operating margins in the mid-teens, while the Drivetrain business tends to be more cyclical albeit with solid margins.

Owing to a slowdown in the Drivetrain segment, ATAC management earlier this year forecasted that EPS in 2008 was likely to be flat at around the $1.80 level earned in 2007. Because stock market (analyst) expectations had been higher, the stock price was hit hard, dropping from around the $30 level at the beginning of 2008 to under $20 where we acquired our position.

Given the fact that ATAC has no debt on the balance sheet and $2 per share in cash, we viewed the multiple of around 10 times earnings estimates for the operating assets as a very conservative valuation. The business has strong free cash flow equal to after tax profits and an attractive growth profile. We think EPS could approach $2.50 in two years. In addition, because the two business segments are unrelated, we would not be surprised if ATAC were to split into two separate companies which would allow the Logistics business to be accorded a multiple more in line with its growth prospects.

BJ Services, an $8 billion company, is the third largest factor behind Schlumberger and Halliburton in the pressure pumping market which consists of cementing and stimulation services used in the completion of new oil and gas wells and for remediating existing wells. The long term growth rate for these services in the U.S. should be faster than that for overall drilling because of an increased exploration focus in unconventional formations. These formations, such as coalbed methane and shale deposits, are drilled horizontally instead of vertically and thus require more stimulation services.

Despite the increase in oil and gas prices, new capacity in this segment of the oilfield industry started to grow faster than the equipment could efficiently be placed in service. This overcapacity, which we view as temporary, has caused a softness in pricing for these services and in turn has led to reduced EPS estimates for BJ. BJ's stock price responded by declining 30% from $31 to $21. As this appears to be an over-reaction, we established a position paying about 10 times EPS estimates of $2.10 for 2008, down from $2.55 earned in 2007. Given that operating margins for the business are over 20% (even under competitive pricing conditions), the debt/capital ratio is a conservative 16% and return on invested capital also exceeds 20%, we believe we made an opportunistic purchase of a business with an attractive secular growth outlook.

We appreciate your continued confidence.

Sincerely,

/s/ Edward I. Lefferman
-----------------------
Edward I. Lefferman
Portfolio Manager

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
      IN THE FMC STRATEGIC VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX

                              [LINE CHART]

                            TOTAL RETURN(1)
--------------------------------------------------------------------------
                           Annualized     Annualized        Annualized
Six-Month     One Year      3 Year          5 Year       Inception to Date
 Return        Return       Return         Return          Return(2)
---------     --------     ----------     ----------     -----------------
 (5.49)%      (8.03)%        13.09%         17.15%             14.48%

             FMC Strategic Value Fund    Russell 2000 Value Index(3)
             ------------------------    ---------------------------
 8/17/1998                10,000                      10,000
10/31/1998                10,425                       9,447
10/31/1999                10,452                       9,515
10/31/2000                12,956                      11,161
10/31/2001                15,147                      12,138
10/31/2002                16,446                      11,831
10/31/2003                20,417                      16,597
10/31/2004                24,492                      19,583
10/31/2005                28,583                      22,137
10/31/2006                34,788                      27,206
10/31/2007                39,303                      27,764
 4/30/2008                37,146                      24,557

(1) The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the Fund may be worth less than its original cost. The Fund's performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund's returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)   The FMC Strategic Value Fund commenced operations on August 17, 1998.

(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                            PORTFOLIO COMPOSITION(4)

                                 [PIE CHART]

Energy                         25.2%
Miscellaneous Consumer          9.1%
Cash Equivalent                 9.0%
U.S. Treasury Obligations       8.0%
Printing & Publishing           7.7%
Automotive                      7.2%
Services                        7.2%
Financial Services              5.6%
Transportation Equipment        4.5%
Technology                      3.7%
Industrial/Manufacturing        2.8%
Real Estate Investment Trust    2.3%
Food                            2.2%
Housing Related                 1.4%
Banks                           1.4%
Telecommunications              1.3%
Paper & Paper Products          0.7%
Basic Industry                  0.4%
Retail                          0.2%
Corporate Bond                  0.1%

(4) Portfolio composition percentages are based upon the total investments of the Fund.

SCHEDULE OF INVESTMENTS                                FMC STRATEGIC VALUE FUND

April 30, 2008                                                      (Unaudited)

                                                                      Value
                                                         Shares       (000)
                                                       ----------    -------
COMMON STOCK (82.8%)
AUTOMOTIVE (7.2%)
   Aftermarket Technology* ...................           300,000     $ 6,873
   Monaco Coach ..............................           270,000       1,709
   Spartan Motors ............................         1,000,000       9,390
                                                                     -------
                                                                      17,972
                                                                     -------
BANKS (1.4%)
   Popular ...................................           275,000       3,429
                                                                     -------
BASIC INDUSTRY (0.4%)
   Mueller Industries ........................            30,000         971
                                                                     -------
ENERGY (25.2%)
   BJ Services ...............................           265,000       7,492
   CE Franklin Ltd.* .........................           741,700       5,815
   Core Laboratories* ........................            78,000       9,772
   Encore Acquisition* .......................           240,000      10,951
   Hercules Offshore* ........................           250,000       6,590
   Petroplus Holdings*(1) ....................            97,250       6,094
   Range Resources ...........................           240,000      15,931
                                                                     -------
                                                                      62,645
                                                                     -------
FINANCIAL SERVICES (5.5%)
   American Safety Insurance Holdings Ltd.*...           125,000       2,118
   Capital One Financial .....................           130,000       6,890
   Old Republic International ................           335,000       4,807
                                                                     -------
                                                                      13,815
                                                                     -------
FOOD (2.2%)
   Agrium ....................................            70,000       5,530
                                                                     -------
HOUSING RELATED (1.4%)
   Palm Harbor Homes* ........................           400,000       3,444
                                                                     -------
INDUSTRIAL/MANUFACTURING (2.8%)
   Actuant, Cl A .............................            67,400       2,283
   FMC .......................................            40,000       2,511
   Mettler Toledo International* .............            24,000       2,286
                                                                     -------
                                                                       7,080
                                                                     -------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                 FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

                                                           Value
                                              Shares       (000)
                                             ---------    --------
MISCELLANEOUS CONSUMER (9.1%)
   Blyth ...............................      110,000     $  1,852
   Dorel Industries, Cl B ..............      128,000        3,964
   Ethan Allen  Interiors ..............       86,000        2,363
   Furniture Brands International ......      115,000        1,558
   Jarden* .............................      275,000        5,863
   Prestige Brands Holdings* ...........      775,000        6,960
                                                          --------
                                                            22,560
                                                          --------
PAPER & PAPER PRODUCTS (0.7%)
   Chesapeake ..........................      406,000        1,778
                                                          --------

PRINTING & PUBLISHING (7.7%)
   Cenveo* .............................      550,000        5,649
   RR Donnelley & Sons .................      220,000        6,741
   Transcontinental GDR* ...............      360,000        6,752
                                                          --------
                                                            19,142
                                                          --------
REAL ESTATE INVESTMENT TRUST (2.3%)
   Mack-Cali Realty ....................      150,000        5,853
                                                          --------

RETAIL (0.2%)
   Liberty Media Interactive, Cl A* ....       24,890          377
                                                          --------
SERVICES (7.2%)
   American Reprographics* .............      270,000        4,285
   Moody's .............................      200,000        7,392
   United Stationers* ..................      140,000        6,172
                                                          --------
                                                            17,849
                                                          --------
TECHNOLOGY (3.7%)
   Electronic Data Systems .............      126,000        2,339
   Polycom* ............................      310,000        6,944
                                                          --------
                                                             9,283
                                                          --------
TELECOMMUNICATIONS (1.3%)
   Citizens Communications .............      300,000        3,216
                                                          --------
TRANSPORTATION EQUIPMENT (4.5%)
   Commercial Vehicle Group* ...........      533,000        6,422
   Wabtec ..............................      110,000        4,717
                                                          --------
                                                            11,139
                                                          --------
TOTAL COMMON STOCK
   (Cost $178,461) .....................                   206,083
                                                          --------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                 FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

                                                                    Face
                                                                   Amount         Value
                                                                (000)/Shares      (000)
                                                                ------------   ----------
U.S. TREASURY OBLIGATIONS (8.0%)
     U.S. Treasury Bills(2)
        3.075%, 05/01/08 .....................................  $     10,000   $   10,000
        2.280%, 06/05/08 .....................................        10,000        9,988
                                                                               ----------
TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $ 19,978) .........................................                     19,988
                                                                               ----------
CORPORATE BOND (0.1%)
     Mueller Industries
        6.000%, 11/01/14 .....................................           425          374
                                                                               ----------
TOTAL CORPORATE BOND
     (Cost $ 425) ............................................                        374
                                                                               ----------
CASH EQUIVALENT (9.0%)
     Dreyfus Treasury Prime Cash Management Fund, 1.330%(3)...    22,330,681       22,331
                                                                               ----------
TOTAL CASH EQUIVALENT
     (Cost $ 22,331) .........................................                     22,331
                                                                               ----------
TOTAL INVESTMENTS (99.9%)
     (Cost $ 221,195) ........................................                 $  248,776
                                                                               ==========

Percentages are based on Net Assets of $248,929.

*     Non-income producing security.

(1) Security is traded on a foreign stock exchange. The total value of all such securities at April 30, 2008 was $6,094 and represented 2.4% of Net Assets.

(2)   The rate shown is the effective yield at time of purchase.

(3)   The rate shown is the 7-day effective yield as of April 30, 2008.

Cl   -- Class

GDR  -- Global Depositary Receipt

Ltd. -- Limited

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)               FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

Assets:
   Investments at Value (Cost $221,195) ................................................   $      248,776
   Receivable for Capital Shares Sold ..................................................              294
   Dividends and Interest Receivable ...................................................              128
   Other Assets ........................................................................                7
                                                                                           --------------
     Total Assets ......................................................................          249,205
                                                                                           --------------

Liabilities:
   Payable to Investment Adviser .......................................................              202
   Payable to Administrator ............................................................               23
   Payable to Trustees and Officers ....................................................                5
   Other Accrued Expenses ..............................................................               46
                                                                                           --------------
     Total Liabilities .................................................................              276
                                                                                           --------------
   Net Assets ..........................................................................   $      248,929
                                                                                           ==============

Net Assets Consist of:
   Paid-in Capital .....................................................................   $      207,181
   Distributions in Excess of Net Investment Income ....................................              (48)
   Accumulated Net Realized Gain on Investments ........................................           14,215
   Net Unrealized Appreciation on Investments ..........................................           27,581
                                                                                           --------------
   Net Assets ..........................................................................   $      248,929
                                                                                           ==============
   Outstanding Shares of Beneficial Interest (unlimited authorization -- no par
      value)............................................................................       11,193,617(1)
                                                                                           --------------
Net Asset Value, Offering and Redemption Price Per Share ...............................   $        22.24
                                                                                           ==============

(1)   Shares have not been rounded.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2008                        (Unaudited)

Investment Income:
   Dividend Income (less foreign taxes withheld of $20) .............   $   1,132
   Interest Income ..................................................         810
                                                                        ---------
     Total Investment Income ........................................       1,942
                                                                        ---------

Expenses:
   Investment Advisory Fees .........................................       1,189
   Administration Fees ..............................................         134
   Trustees' and Officers' Fees .....................................           6
   Transfer Agent Fees ..............................................          24
   Professional Fees ................................................          18
   Printing Fees ....................................................          14
   Registration and Filing Fees .....................................          10
   Custodian Fees ...................................................           7
   Other Expenses ...................................................           6
                                                                        ---------
     Total Expenses .................................................       1,408
                                                                        ---------
     Net Investment Income ..........................................         534
                                                                        ---------
Net Realized Gain on Investments ....................................      14,217
Net Change in Unrealized Appreciation (Depreciation) on
      Investments....................................................     (29,888)
                                                                        ---------
     Net Realized and Unrealized Loss on Investments ................     (15,671)
                                                                        ---------
Net Decrease in Net Assets Resulting from Operations ................   $ (15,137)
                                                                        =========

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2008 (Unaudited) and the Year Ended October 31, 2007

                                                                                   SIX MONTHS               YEAR
                                                                              NOVEMBER 1, 2007 TO   NOVEMBER 1, 2006 TO
                                                                                 APRIL 30, 2008      OCTOBER 31, 2007
                                                                              -------------------   -------------------
Operations:
   Net Investment Income ..................................................   $               534   $             1,814
   Net Realized Gain on Investments .......................................                14,217                14,813
   Net Change in Unrealized Appreciation (Depreciation) on Investments ....               (29,888)                9,614
                                                                              -------------------   -------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations ......               (15,137)               26,241
                                                                              -------------------   -------------------

Dividends and Distributions:
   Net Investment Income .................................................                   (642)               (1,896)
   Net Realized Gain .....................................................                (14,814)              (10,369)
                                                                              -------------------   -------------------
     Total Dividends and Distributions ...................................                (15,456)              (12,265)
                                                                              -------------------   -------------------

Capital Share Transactions:
   Issued ................................................................                 25,110                69,497
   In Lieu of Dividends and Distributions ................................                  1,083                   785
   Redeemed ..............................................................                (15,329)              (13,540)
                                                                              -------------------   -------------------
     Net Increase in Net Assets Derived from
        Capital Share Transactions .......................................                 10,864                56,742
                                                                              -------------------   -------------------
     Total Increase (Decrease) in Net Assets .............................                (19,729)               70,718
                                                                              -------------------   -------------------

Net Assets:
   Beginning of Period ...................................................                268,658               197,940
                                                                              -------------------   -------------------
   End of Period .........................................................    $           248,929   $           268,658
                                                                              ===================   ===================
Undistributed Net Investment Income (Distributions in Excess of
   Net Investment Income) ................................................    $               (48)  $                60
                                                                              ===================   ===================

Shares Issued and Redeemed:
   Issued ...............................................................                   1,174                 2,805
   In Lieu of Dividends and Distributions ...............................                      51                    33
   Redeemed .............................................................                    (714)                 (547)
                                                                              -------------------   -------------------
     Net Increase in Shares Outstanding from Capital Share
        Transactions ....................................................                     511                 2,291
                                                                              ===================   ===================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                    FMC STRATEGIC VALUE FUND

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2008 (Unaudited) and for the Years Ended October 31,

              NET
             ASSET         NET        REALIZED AND                DIVIDENDS   DISTRIBUTIONS      TOTAL
             VALUE,     INVESTMENT     UNREALIZED       TOTAL      FROM NET       FROM          DIVIDENDS
           BEGINNING     INCOME      GAIN (LOSS)ON      FROM      INVESTMET     REALIZED          AND
           OF PERIOD     (LOSS)       INVESTMENTS     OPERATION     INCOME        GAINS      DISTRIBUTIONS
          ----------   -----------   -------------   ----------   ---------   ------------   -------------
2008(3)   $    25.15   $  0.05(2)    $       (1.50)  $    (1.45)  $   (0.06)  $      (1.40)  $       (1.46)
2007           23.59      0.18(2)             2.80         2.98       (0.19)         (1.23)          (1.42)
2006           20.25      0.14(2)             4.13         4.27       (0.13)         (0.80)          (0.93)
2005           18.36      0.08(2)             2.90         2.98       (0.18)         (0.91)          (1.09)
2004           15.39      0.14(2)             2.92         3.06          --          (0.09)          (0.09)
2003           12.51     (0.05)               3.05         3.00          --          (0.12)          (0.12)

                                                                  RATIO           RATIO
             NET                        NET                    OF EXPENSES       OF NET
            ASSET                     ASSETS,       RATIO       TO AVERAGE      INVESTMENT
            VALUE,                     END       OF EXPENSES    NET ASSETS    INCOME (LOSS)    PORTFOLIO
             END         TOTAL      OF PERIOD     TO AVERAGE    (EXCLUDING     TO AVERAGE       TURNOVER
          OF PERIOD    RETURN(1)      (000)       NET ASSETS     WAIVERS)      NET ASSETS        RATE
          ----------   ---------    ---------    -----------   ------------   ------------   ------------
2008(3)   $   22.24        (5.49)%  $ 248,929           1.19%          1.19%           0.45%       14.90%
2007          25.15        12.98      268,658           1.18           1.18            0.74        19.98
2006          23.59        21.71      197,940           1.22           1.22            0.64        18.64
2005          20.25        16.70      125,344           1.25           1.25            0.42        13.29
2004          18.36        19.96       83,544           1.28           1.28            0.81        18.94
2003          15.39        24.15       54,415           1.30           1.34           (0.40)        6.68

(1) Total return is for the period indicated and has not been annualized. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

(2)   Per share calculations were performed using average shares for the period.

(3)   All ratios for the period have been annualized.

      Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 36 funds. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund" and together with the FMC Select Fund, the "Funds"). The Fund seeks to provide long-term capital appreciation by investing in equity securities of U.S. companies with small to medium market capitalizations that the adviser considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

      Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are valued based upon val- uations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2008, there were no securities valued in accordance with the Fair Value Procedures.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

      net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of a security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If First Manhattan Co. (the "Adviser") becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and the Fund holds the relevant securities, then the Administrator will notify the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

      Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Discounts or premiums are amortized to interest income using the effective interest method. Interest income is rec ognized on the accrual basis. Dividend income is recorded on the ex-date.

      Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated pro rata to the Fund based on the number of funds and/or relative net assets.

      Dividends and Distributions to Shareholders -- Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisers and service providers as required by Securities and Exchange Commission ("SEC") regulations. The CCO's services have been approved by and are reviewed by the Board.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, for a commission in accordance with the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six months ended April 30, 2008, the Adviser received $58,687 in brokerage commissions.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds for an annual fee equal to the higher of $75,000 or 0.12% of the Funds' average daily net assets of the first $350 million, 0.10% of the Funds' average daily net assets of the next $150 million, 0.08% of the Funds' average daily net assets of the next $500 million, and 0.06% of the Funds' average daily net assets in excess of $1 billion.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

U.S. Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this arrangement at any time at its sole discretion.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the six months ended April 30, 2008, were as follows (000):

Purchases
   U.S. Government .................   $        --
   Other ...........................        39,000

Sales and Maturities
   U.S. Government .................            --
   Other ...........................        28,655

7. FEDERAL TAX INFORMATION:

It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended October 31, 2007, and 2006, was as follows (000):

              ORDINARY    LONG-TERM
               INCOME    CAPITAL GAIN     TOTAL
              --------   ------------   ----------
2007          $  2,075   $     10,190   $   12,265
2006             1,704          4,313        6,017

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income ..........  $   1,078
Undistributed Long-Term Capital Gains...     13,794
Unrealized Appreciation ................     57,469
                                          ---------
Total Distributable Earnings ...........  $  72,341
                                          =========

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2008, were as follows
(000):

                AGGREGATE      AGGREGATE
  FEDERAL        GROSS           GROSS             NET
   TAX         UNREALIZED      UNREALIZED      UNREALIZED
   COST       APPRECIATION    DEPRECIATION     APPRECIATION
-----------   -------------   ------------   --------------
$   221,195   $      59,496   $    (31,915)  $       27,581

8. OTHER:

At April 30, 2008, one shareholder of record held 92% of the Fund's total outstanding shares. The shareholder of record was an omnibus account for the exclusive benefit of customers maintained by the Adviser in its capacity as a broker-dealer.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2008                                                       (Unaudited)

9. ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September 2006, FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported in the financial statments for a fiscal period.

DISCLOSURE OF FUND EXPENSES                             FMC STRATEGIC VALUE FUND

                                                                     (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

      You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                           BEGINNING      ENDING                       EXPENSES
                            ACCOUNT       ACCOUNT       ANNUALIZED       PAID
                            VALUE          VALUE          EXPENSE       DURING
                           11/01/07       4/30/08         RATIOS        PERIOD*
                          -----------   ------------    ----------     ---------
ACTUAL FUND RETURN        $  1,000.00   $     945.10          1.19%    $    5.76

HYPOTHETICAL 5% RETURN       1,000.00       1,018.95          1.19          5.97

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

BOARD CONSIDERATIONS IN RE-APPROVING                    FMC STRATEGIC VALUE FUND
THE ADVISORY AGREEMENT                                               (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year's meeting held on November 13-14, 2007, the Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed written materials from the Adviser regarding, among other things:
(i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the representatives reviewed the Adviser's compliance program, best execution and commission levels. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the quality, nature and extent of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel. The most recent investment adviser registration form ("Form ADV") for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

BOARD CONSIDERATIONS IN RE-APPROVING                    FMC STRATEGIC VALUE FUND
THE ADVISORY AGREEMENT                                               (Unaudited)

INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Board was provided with information regarding the Fund's performance since the Advisory Agreement was last renewed, as well as information regarding the Fund's performance since its inception. The Board also compared the Fund's performance to its benchmark index and other similar mutual funds over various periods of time. The Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year. Based on this information, the Board concluded that the Fund's performance was reasonable as compared to its benchmark and was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representatives then discussed the profits realized by the Adviser from its relationship with the Fund. The Trustees considered the information provided and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and, while higher than the majority of funds in its peer group, was consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the Fund's overall expense ratio and appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Agreement for another year.

                                     NOTES

                                     NOTES

================================================================================


                            FMC STRATEGIC VALUE FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20036


This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-001-0700


================================================================================

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           The Advisors' Inner Circle Fund


By (Signature and Title)*              /s/ Philip T. Masterson
                                       ------------------------------
                                       Philip T. Masterson, President

Date:  June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*              /s/ Philip T. Masterson
                                       ------------------------------
                                       Philip T. Masterson, President

Date:  June 30, 2008


By (Signature and Title)*              /s/ Michael Lawson
                                       -------------------------
                                       Michael Lawson
                                       Controller & CFO


Date:  June 30, 2008

* Print the name and title of each signing officer under his or her signature.